Unified Series Trust
Leader Short-Term Bond Fund

431 North Pennsylvania Street
Indianapolis, Indiana 46204
(800) 711-9164

January 25, 2007

Dear Leader Short-Term Bond Fund Shareholder:

A Special Meeting of Shareholders of the Leader Short-Term Bond Fund (the “Fund”), a series of Unified Series Trust (the “Trust”), has been scheduled for February 28, 2007 (the “Special Meeting”) to vote on whether to approve a proposal to reorganize the Fund into the Leader Short-Term Bond Fund (the “Acquiring Fund”), a series of Trust for Professional Managers (“TPM”). Leader Capital Corporation (the “Advisor”) is the investment advisor for the both the Fund and the Acquiring Fund.

The reason for the reorganization is to provide greater efficiencies in terms of technology, Fund operations and regulatory reporting. There will be no changes to the investment advisor or investment objectives as a result of the Reorganization, and the Acquiring Fund’s policies and strategies will be substantially similar to those of the Fund. The Advisor feels that reorganizing the Fund into the Acquiring Fund with a larger, more recognizable organization will provide better opportunities for Fund growth, as well as providing an equal or potentially lower expense ratio.

Assuming shareholder approval of the proposal to reorganize the Fund into the Acquiring Fund, each shareholder of the Fund will receive a number of full and fractional shares of the Acquiring Fund equal in dollar value to the Fund shares that the shareholder owned at the time of the reorganization. The reorganization is not expected to have any federal or state tax consequences for the Fund or its shareholders. The attached Proxy Statement/Prospectus is designed to give you more information about the proposal.

The Board of Trustees of the Trust has approved of the reorganization and encourages you to vote “FOR” the proposal. If you have any questions regarding the issue to be voted on, please do not hesitate to call (800) 711-9164.

If you are a shareholder of record of the Fund as of the close of business on January 12, 2007, the Record Date for the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll free number (800-690-6903) to vote by telephone. You should use the enclosed instructions to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number (800-690-6903).

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

Unified Series Trust

By: /s/ Anthony J. Ghoston
Anthony J. Ghoston
President

Unified Series Trust
Leader Short-Term Bond Fund

431 North Pennsylvania Street
Indianapolis, Indiana 46204
(800) 711-9164

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 28, 2007.

Unified Series Trust, an Ohio business trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Leader Short-Term Bond Fund, a series of the Trust (the “Fund”), on February 28, 2007 at 9:00 a.m. Eastern time at the offices of Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204. At the Special Meeting, you and the other shareholders of the Fund will be asked to consider and vote separately upon:

1.
A proposed reorganization of the Fund into the Leader Short-Term Bond Fund, a series of Trust for Professional Managers (“TPM”), which is discussed in more detail in the accompanying Proxy Statement/Prospectus; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Only shareholders of record at the close of business on January 12, 2007, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD PROMPTLY OR
PROXY VOTE BY USING THE TOLL-FREE TELEPHONE NUMBER FOUND ON YOUR
PROXY CARD

The Board of Trustees of the Trust recommends that you vote in favor of the proposal.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. You can do this in one of two ways by: (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, or (2) calling a toll-free telephone number (800-690-6903). Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number (800-690-6903).

By Order of the Board of Trustees of Unified Series Trust

/s/ Heather A. Barnes
Heather A. Barnes
Secretary

January 25, 2007

Unified Series Trust
Leader Short-Term Bond Fund

431 North Pennsylvania Street
Indianapolis, Indiana 46204

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: January 25, 2007

Question: What is this document and why did you send it to me?

Answer: The Board of Trustees (the “Board of Trustees”) of Unified Series Trust (the “Trust”) has approved a plan to reorganize (the “Reorganization”) the Leader Short-Term Bond Fund (the “Fund”), a series of the Trust, into the Leader Short-Term Bond Fund (the “Acquiring Fund”), a series of Trust for Professional Managers (“TPM”). Shareholder approval is needed to proceed with the Reorganization and a special shareholder meeting will be held on February 28, 2007 (the “Special Meeting”) to consider the issue. We are sending this document to you for your use in deciding whether to approve the Reorganization at the Special Meeting. This document includes a Notice of Special Meeting of Shareholders, a combined Proxy Statement/Prospectus, and a form of Proxy.

Question: What is the purpose of this Reorganization?

Answer: The reason for the Reorganization is to provide greater efficiencies in terms of technology, Fund operations and regulatory reporting. There will be no changes to the investment advisor or investment objectives as a result of the Reorganization, and the Acquiring Fund’s policies and strategies will be substantially similar to those of the Fund. The Advisor feels that reorganizing the Fund into the Acquiring Fund with a larger, more recognizable organization will provide better opportunities for Fund growth, as well as providing an equal or potentially lower expense ratio.

Question: How will the Reorganization work?

Answer: Pursuant to an Agreement and Plan of Reorganization (the “Plan”), the Fund will transfer all of its assets and liabilities to the Acquiring Fund in return for shares of the Acquiring Fund. The Fund will then distribute the shares it receives from the Acquiring Fund to its shareholders. Shareholders of the Fund will thus effectively become shareholders of the Acquiring Fund, and each shareholder will hold the same number of shares with the same net asset value as he or she held prior to the Reorganization. If the Plan is carried out as proposed, we do not expect the transaction will have any federal or state tax consequences to the Fund or its shareholders. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposal.

Question: How will this affect my account?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has substantially similar investment objectives, and the same investment advisor as the Fund. You will receive shares of the Acquiring Fund equal in value to shares of the Fund you currently hold. The Reorganization will not affect the value of your account at the time of Reorganization. The Reorganization is expected to be tax-free to the Fund and its shareholders.

1

Question: What will happen if the Reorganization is not approved?

Answer: If shareholders of the Fund fail to approve the Reorganization, the Fund will not be reorganized and the Board of Trustees will consider other alternatives for the Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Question: I am a small investor. Why should I bother to vote?

Answer: Your vote makes a difference. If other shareholders like you fail to vote, the Fund may not receive enough votes to go forward with the Special Meeting. If this happens, the Reorganization would be delayed, and we may need to solicit votes again.

Question: How does the Board of Trustees suggest that I vote?

Answer: After careful consideration, the Board of Trustees recommends that you vote “FOR” the Reorganization.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: The Fund’s investment advisor will pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and the Proxy Statement/Prospectus.

Question: How do I cast my vote?

Answer: You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote by telephone by calling the toll-free number (800-690-6903).  Please follow the enclosed instructions to use these methods of voting.

Question:  Who do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call shareholder services at (800) 711-9164.

2

_________________________________________
COMBINED PROXY STATEMENT AND PROSPECTUS

January 25, 2007

FOR THE REORGANIZATION OF

Leader Short-Term Bond Fund,
a series of Unified Series Trust
431 North Pennsylvania Street
Indianapolis, IN 46204
1-800-711-9164

INTO

Leader Short-Term Bond Fund,
a series of Trust for Professional Managers
615 East Michigan Street
Milwaukee, WI 53202
_________________________________________

This Proxy Statement/Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Unified Series Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Leader Short-Term Bond Fund, a series of the Trust (the “Fund” or the “Acquired Fund”) managed by Leader Capital Corporation (the “Advisor”), to be held at the offices of Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 on February 28, 2007 at 9:00 a.m. Eastern time. At the Special Meeting, shareholders of the Fund will be asked:

1.
To approve an Agreement and Plan of Reorganization for the Fund and the Leader Short-Term Bond Fund (the “Acquiring Fund”), a series of Trust for Professional Managers (“TPM”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Fund in exchange for the Acquiring Fund’s shares, which would be distributed pro rata by the Fund to the holders of its shares in complete liquidation of the Fund (the “Reorganization”). A copy of the Agreement and Plan of Reorganization (the “Plan”) is attached hereto as Exhibit A. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the Acquiring Fund, which has similar investment policies and strategies as the Fund; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust or in person at the time of the Special Meeting.

The Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as an Ohio business trust. The Acquiring Fund is a series of TPM, an open-end management investment company registered with the SEC and organized as a Delaware statutory trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (that means that these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information of the Fund, dated November 1, 2006, as supplemented on November 27, 2006;

•	Annual Report to Shareholders of the Fund, dated June 30, 2006.

The Fund’s Prospectus and the Annual Report to Shareholders of the Fund for the fiscal year ended June 30, 2006, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling (800) 711-9164.

•	Prospectus and Statement of Additional Information of the Acquiring Fund, dated January 19, 2007, as supplemented January 25, 2007.

A copy of the Acquiring Fund’s Prospectus has been included with this Proxy Statement. Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual report is available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference.

The Fund expects that this Proxy Statement will be mailed to shareholders on or about January 25, 2007.

Date: January 25, 2007

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this Proxy Statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

Page

I.		INTRODUCTION		4
	A.		OVERVIEW	4
	B.		COMPARISON FEE TABLE AND EXAMPLE	14
	C.		THE PROPOSAL	15
		1.	Summary of the Proposed Reorganization	15
		2.	Description of the Acquiring Fund’s Shares	16
		3.	Reasons for the Reorganization	16
		4.	Federal Income Tax Consequences	17
		5.	Comparison of Shareholder Rights	18
		6.	Capitalization	19
II.			COMPARISON INFORMATION ABOUT THE FUND AND ACQUIRING FUND	19
	A.		INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS	19
		1.	Investment Objectives	19
		2.	Investment Strategies	19
		3.	Fundamental Investment Restrictions and Investment Limitations	20
	B.		DISTRIBUTION	24
		1.	Distributor	24
		2.	Distribution Plan	24
	C.		PURCHASE AND REDEMPTION PROCEDURES	25
		1.	Purchasing Information	25
		2.	Redemption Information	25
		3.	Sales Charges and Sales Charge Reductions and Waivers	25
	D.		SERVICE PROVIDERS	27
		1.	Investment Advisor and Portfolio Management	27
		2.	Other Service Providers	28
III.			VOTING INFORMATION	29
	A.		METHOD AND COST OF SOLICITATION	30
	B.		RIGHT OF REVOCATION	31
	C.		VOTING SECURITIES AND PRINCIPAL HOLDERS	31
	D.		INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS	32
IV.			FURTHER INFORMATION ABOUT THE FUND AND THE ACQUIRING FUND	32
V.			MISCELLANEOUS ISSUES	33
	A.		OTHER BUSINESS	33
	B.		NEXT MEETING OF SHAREHOLDERS	33
	C.		LEGAL MATTERS	33
	D.		EXPERTS	33
		EXHIBIT A: Agreement and Plan of Reorganization

I.  INTRODUCTION

A.	OVERVIEW

The Board of Trustees of the Trust (the “Board of Trustees”) called the Special Meeting to ask shareholders to consider and vote on the proposed Reorganization of the Fund into the Acquiring Fund. The Board of Trustees (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that the Reorganization is in the best interests of the Fund and its shareholders, and approved the Reorganization at a Board of Trustees meeting held on September 11, 2006, subject to the approval of the Fund’s shareholders.

The Board of Trustees, including a majority of the Trustees who are not interested persons of the Acquired Fund, along with the Board of Trustees of the Acquiring Fund, believes that the proposed Reorganization is in the best interests of the Acquired Fund, the Acquiring Fund and their shareholders, that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund and Acquiring Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board of Trustees considered, among other things, that: (1) the investment objectives, policies and strategies of the Acquired Fund are substantially similar to those of the Acquiring Fund; (2)  the Acquiring Fund will be managed by the Advisor; (3) the Advisor has experience and expertise in managing accounts with investment objectives and strategies similar to that of the Acquired Fund and the Acquiring Fund; (4) the fees and expenses of the Acquiring Fund are expected to be substantially similar to, or lower than, those of the Fund; (5) the Fund will not bear the cost of the Reorganization and (6) the shareholders of the Acquired Fund and the Acquiring Fund would likely not experience any tax consequences as a result of the proposed reorganization.

The Board of Trustees recommends that the shareholders of the Fund vote “FOR” the Agreement and Plan of Reorganization (the “Plan”) and the resulting Reorganization.

The Advisor currently serves as the investment advisor of the Fund and also serves as the investment advisor to the Acquiring Fund.

Comparison of Investment Objectives, Strategies and Risks

The Acquiring Fund has substantially similar investment objectives, strategies and policies as those of the Fund. The investment objective of both the Fund and the Acquiring Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The investment strategies of the Fund and the Acquiring Fund with respect to high yield bonds differ in that the Fund may invest up to 100% of its assets in lower quality, high yield bonds rated BB to C by Standard & Poor’s Ratings Group, or Ba to C by Moody’s Investors Service, while the Acquiring Fund may invest only up to 30% of its assets in lower quality, high yield bonds rated B or higher by Standard & Poor’s, Moody’s Investor Services or other NRSRO, or if unrated, as determined by the Advisor to be of comparable quality. However, in practice the Advisor has limited the Fund’s investments in high-yield bonds to 30% of its net assets using a strategy that is substantially similar to that described for the Acquiring Fund in this Proxy Statement. As a result of this practice, the Advisor believes that the investment risks and results of investing in the Acquiring Fund will be substantially similar to those related to investing in the Fund.

The Fund and the Acquiring Fund each seek to achieve their investment objectives by using the following strategies:

Current Fund	Investment Strategy
Leader Short-Term Bond Fund, a series of Unified Series Trust
The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities. The Advisor will seek to manage volatility by investing in short-term bonds, with lower interest rate risk. The Fund invests primarily in a broad range of short-term, lower quality, high yield bonds of corporate issuers. Fixed income securities in which the Fund may invest include foreign (including foreign government) and domestic bonds, notes, corporate debt, government securities and municipal securities. The Fund’s average effective maturity will normally be three years or less. The Fund also may hold cash or cash equivalents and it may enter into repurchase agreements. The Advisor utilizes a fundamental top-down analysis. The Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections. The Advisor utilizes an active trading strategy.

Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities. This policy may not be changed without at least 60 days advance notice to shareholders in writing. The Fund’s average effective maturity will normally be three years or less. Debt securities in which the Fund may invest include domestic and foreign (including foreign government) bonds, notes, corporate debt, government securities, municipal securities, money market funds and auction rate securities (“ARS”). The Fund may invest in debt securities that have a fixed-, variable- or floating-rate of interest. The Fund may invest up to 100% of its assets in lower quality, high yield bonds rated BB to C by Standard & Poor’s Ratings Group, or Ba to C by Moody’s Investors Service or, if unrated, as determined by the Advisor to be of comparable quality (while the Acquiring Fund may only invest up to 30% of its assets in lower quality, high yield bonds, as described in the discussion of the Acquiring Fund’s investment strategies below). The Fund also may invest in bonds with the potential for capital appreciation by purchasing these bonds at a larger discount from par value. The Fund may invest up to 20% of its assets, determined at the time of investment, in foreign fixed income securities, including foreign government securities and American Depositary Receipts (“ADRs”). The Fund may use options for hedging purposes, to manage the Fund’s portfolio for investment risk or for liquidity. The Fund may invest up to 20% of its assets in cash, cash equivalents, fixed income securities other than as described above, including long- or intermediate debt securities or high quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government (including STRIPS (Separate Trading of Registered Interest and Principal of Securities)), ARS and money market investments. STRIPS are a type of security issued by the U.S. Treasury Department as zero-coupon bonds, and are offered in a wide range of maturities in minimum denominations of $1,000. Investors purchase STRIPS at a substantial discount and redeem them upon maturity for their par value. ARS are long-term, variable rate bonds tied to short-term interest rates, whose rates are reset at short-term intervals. ARS are priced and traded as short-term instruments because of this interest rate reset and, as a result, the Advisor considers investing in ARS to be a cash management technique.

By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling investments when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

The Advisor will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand; and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.

The Advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate or when other investment opportunities exist that may have more attractive yields.

Acquiring Fund	Investment Strategy
Leader Short-Term Bond Fund, a series of Trust for Professional Managers
The Acquiring Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities, both domestic and foreign. Fixed income securities in which the Acquiring Fund may invest include foreign and domestic bonds, notes, corporate debt, government securities, STRIPS and municipal securities. The Acquiring Fund’s average duration will normally be three years or less. The Acquiring Fund also may hold cash or cash equivalents and it may enter into repurchase agreements. The Advisor utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in fixed income securities. This policy may not be changed without at least 60 days’ advance notice to shareholders in writing. The Acquiring Fund may invest up to 30% of its assets in lower-quality, high yield bonds rated B or higher by Moody’s Investors Service or Standard & Poor’s Ratings Group, or other Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if unrated by such NRSROs, determined by the Advisor to be of comparable quality. The Acquiring Fund also may invest in bonds with the potential for capital appreciation by purchasing these bonds at a larger discount from par value. The Acquiring Fund may invest up to 20% of its assets, determined at the time of investment, in foreign fixed income securities. The Acquiring Fund may use options and credit default swaps to manage investment risk and liquidity.

The Acquiring Fund may invest up to 20% of its assets in cash, cash equivalents and fixed income securities other than as described above. By keeping some cash or cash equivalents, the Acquiring Fund may be able to avoid realizing gains and losses from selling investments when there are shareholder redemptions. However, the Acquiring Fund may have difficulty meeting its investment objectives when holding a significant cash position. Floating- and variable-rate securities will be considered as cash equivalents.

The Advisor will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand; and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.

The Advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate or when other investment opportunities exist that may have more attractive yields. The Acquiring Fund’s annual portfolio turnover rate indicates changes in its portfolio investments. The Advisor will sell a security when appropriate and consistent with the Acquiring Fund’s investment objectives and policies, regardless of the effect on the Acquiring Fund’s portfolio turnover rate. Please note that buying and selling securities generally involves some expense to the Acquiring Fund, such as broker commissions and other transaction costs. A high turnover rate in any year will result in payment by the Acquiring Fund of above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates.

Investment in the Acquiring Fund is subject to nearly identical risks as investment in the Fund. As with all mutual funds, the Acquiring Fund, like the Fund, may expose shareholders to certain market risks that could cause shareholders to lose money, particularly a sudden decline in a holding’s share price or market value or an overall decline in the stock or bond markets or circumstances affecting mutual funds. The Fund may invest up to 100% of its assets in high yield bonds, while the Acquiring Fund may invest only 30% of its assets in high yield bonds. Under these investment strategies the Fund would have the potential for higher rates of return and would be subject to increased risks related to investments in high yield bonds (as described in “High Yield Bond Risk” below) than the Acquired Fund. However, as noted previously, in practice the Advisor has limited the Fund’s investments in high yield bonds to 30% of the Fund’s assets using a strategy that is substantially similar to that of the Acquiring Fund. Therefore, the Advisor believes that the investment risks and results of investing in the Acquiring Fund would be substantially similar to those of investing in the Fund. The Fund and the Acquiring Fund are each subject to the following risks:

Current Fund	Investment/Market Risks

Leader Short-Term Bond Fund, a series of Unified Series Trust	•
Interest Rate Risk. The value of the Fund may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of income producing instruments may decrease. This risk increases as the term of the note increases. Income earned on floating- or variable-rate securities will vary as interest rates decrease or increase. Variable- and floating-rate securities generally are less susceptible to interest rates than fixed-rate obligations. However, the interest rates on variable-rate securities, as well as certain floating-rate securities whose interest rates are reset only periodically, can fluctuate in value as a result of interest rate changes when there is an imperfect correlation between the interest rates on the securities and prevailing market interest rates.

•
Credit Risk. The issuer of a fixed income security may not be able to make interest or principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. Credit risks associated with ARS mirror those of other bond issues in terms of default risk associated with the issuers. Because ARS do not carry a put feature allowing the bondholder to require the purchase of the bonds by the issuer or a third party, they are very sensitive to changes in credit ratings and normally require the highest ratings (e.g. AAA/Aaa) to make them marketable.

•
High Yield Bond Risk. Lower-quality bonds, known as high yield bonds or “junk bonds,” present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distributions may be reduced. An economic downturn could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund’s share price.

•	Management Risk. The strategy used by the Advisor may fail to produce the intended results.

•	Active Trading Risk. The Advisor’s active trading strategy may increase the Fund’s costs and reduce the Fund’s performance.

•
Foreign Risk. Foreign investments involve additional risks not typically associated with investing in U.S. Government securities and/or securities of domestic companies, including currency rate fluctuations, political and economic instability, differences in financial reporting standards, and less strict regulation of securities markets. Securities subject to these risks may be less liquid than those that are not subject to these risks.

•
Derivatives Risk. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. Derivatives may be illiquid and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy and using them could lower the Fund’s return.

•
Legislative Change Risk. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities.

•
Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not fluctuate.

•
Portfolio Turnover Risk. From time to time, the Fund may experience a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may also result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Acquiring Fund	Investment/Market Risks

Leader Short-Term Bond Fund, a series of Trust for Professional Managers	•
Interest Rate Risk. The value of the Acquiring Fund may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of income producing instruments may decrease. This risk increases as the term of the note increases. Income earned on floating- or variable-rate securities will vary as interest rates decrease or increase. Variable- and floating-rate securities generally are less susceptible to interest rates than fixed-rate obligations. However, the interest rates on variable-rate securities, as well as certain floating-rate securities whose interest rates are reset only periodically, can fluctuate in value as a result of interest rate changes when there is an imperfect correlation between the interest rates on the securities and prevailing market interest rates.

•
Credit Risk. The issuer of a fixed income security may not be able to make interest or principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. Credit risks associated with ARS mirror those of other bond issues in terms of default risk associated with the issuers. Because ARS do not carry a put feature allowing the bondholder to require the purchase of the bonds by the issuer or a third party, they are very sensitive to changes in credit ratings and normally require the highest ratings (e.g., AAA/Aaa) to make them marketable.

•
High Yield Bond Risk. Lower-quality bonds, known as high yield bonds or “junk bonds,” present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Acquiring Fund’s share price may decrease and its income distributions may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Acquiring Fund’s ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Acquiring Fund’s share price.

•
Management Risk. The strategy used by the Advisor may fail to produce the intended results. The ability of the Acquiring Fund to meet its investment objectives is directly related to the Advisor’s investment strategies for the Acquiring Fund. Your investment in the Acquiring Fund varies with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•
Foreign Risk. Foreign investments involve additional risks not typically associated with investing in U.S. Government securities and/or securities of domestic companies, including currency rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of securities markets. Securities subject to these risks may be less liquid than those that are not subject to these risks.

•
Derivatives Risk. When writing put and call options, the Acquiring Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Acquiring Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such financial exposure. When purchasing options, the Acquiring Fund is exposed to the potential loss of the option purchase price. Derivatives may be illiquid and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy and using them could lower the Acquiring Fund’s return.

•
Legislative Change Risk. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Acquiring Fund’s investments in such securities.

•
Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Acquiring Fund invests defaults and the U.S. Government does not stand behind the obligation, the Acquiring Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Acquiring Fund does not imply that the Acquiring Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Acquiring Fund’s shares will not fluctuate.

•	The Acquiring Fund is not a complete investment program. As with any mutual fund investment, the Acquiring Fund’s returns will vary and you could lose money.

Both the Fund and the Acquiring Fund have adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act. The Fund may pay a fee of up to 0.25% of its average daily net assets in connection with the promotion and distribution of Fund shares and to help defray the cost of servicing Fund shareholders. The Acquiring Fund may pay a fee of up to 0.50% of the Acquiring Fund’s average daily net assets annually for the sale and distribution of the Acquiring Fund’s shares and services provided to shareholders in connection with the promotion and distribution of Fund shares. This fee represents a 0.25% 12b-1 distribution fee and a 0.25% shareholder servicing fee. Except for the Acquiring Fund’s 0.25% shareholder servicing fee, there are no material differences between the distribution plan for the Fund and the distribution plan for the Acquiring Fund.

The Fund and the Acquiring Fund have similar purchase procedures, under which shares are offered at the next offering price, which is the NAV per share next computed after the purchase order and funds are received by the applicable fund’s transfer agent or a financial intermediary who has been authorized to accept purchase orders, plus any applicable sales charge. Each of the Fund and the Acquiring Fund offers an automatic investment plan. The minimum initial investment in both the Fund and Acquiring Fund is $2,500 and minimum subsequent investments are $100. Shares of the Fund and the Acquiring Fund are redeemed at a price equal to the NAV next determined after the applicable fund’s transfer agent receives a redemption request in good order. The Acquiring Fund offers a systematic withdrawal program that allows shareholders to have regular monthly payments redeemed from their accounts. Neither the Fund or the Acquiring Fund is subject to a redemption fee.

Shares of the Fund and the Acquiring Fund are both subject to sales charges. Initial purchases by shareholders who become shareholders of the Acquiring Fund pursuant to the Reorganization will not be subject to an initial sales charge. The actual sales charge imposed varies depending on the amount invested as follows:

Acquired Fund Sales Charge as a percentage of:
	Offering Price	Net Amount Invested	Dealer Re- allowance as a percentage of Public Offering Price
Less than $100,000	3.50%	3.62%	3.00%
$100,000 but less than $250, 000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more	0.00%	0.00%	0.00%

Acquiring Fund Sales Charge* as a percentage of:
	Offering Price	Net Amount Invested	Dealer Re- allowance as a percentage of Public Offering Price
Less than $100,000	3.50%	3.62%	3.00%
$100,000 but less than $250, 000	1.00%	1.52%	1.00%
$250,000 or more	0.00%	0.00%	0.00%
*0.50% of the sales charge will be retained by the Leader Capital Corp. broker-dealer, an affiliate of the Advisor.

The Reorganization should constitute a tax-free reorganization for federal income tax purposes and will not affect the federal tax status of Fund shares held before the Reorganization. Therefore, shareholders should not recognize any gain or loss on the Fund shares for federal income tax purposes as a result of the Reorganization. Furthermore, the Advisor (or another party other than the Fund) will pay the costs of the Reorganization and the Special Meeting. The Advisor also will bear the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, the Advisor and the Board of Trustees also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

B.	COMPARISON FEE TABLE AND EXAMPLE

The following Summary of Fund Expenses shows the fees for the Fund based on the Fund’s current fees for the fiscal year ended June 30, 2006. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Summary of Fund Expenses shown for the Acquiring Fund is based on estimated amounts for the current fiscal year ending February 28, 2008.

Fees and Expenses	Acquired Fund	Acquiring Fund (Proforma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases	3.50%(1)	3.50%(2)
Maximum Deferred Sales Charge (Load)	1.00%(3)	None
Maximum Sales Charge (Load) Imposed On Reinvested Dividends	None	None
Redemption Fee(4)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	1.10%	0.90%
Distribution (Rule 12b-1) Fees	0.25%	0.50%(5)
Other Expenses(6)	2.46%	0.66%
Total Annual Operating Expenses	3.81%	2.06%
Expense Reimbursements	2.16%	0.28%
Net Annual Fund Operating Expenses	1.65%(7)	1.78%(8)
____________________________
(1)	The sales load on the Acquired Fund does not apply to purchases of $500,000 and over.
(2)	The sales load on the Acquiring Fund does not apply to purchases of $250,000 and over.
(3)
A deferred sales charge of 1.00% is assessed only against shares of the Acquired Fund redeemed within 1 year of purchase if those shares were purchased without an initial sales charge and a dealer concession fee was paid.

(4)	If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.
(5)	The Distribution Fee represents a 0.25% 12b-1 fee and a 0.25% shareholder servicing fee.
(6)
These expenses include custodian, transfer agency, shareholder servicing and other customary fund expenses. Because the Acquiring Fund is new, expenses for the Acquiring Fund are based on estimated amounts for the Fund’s fiscal year ending February 28, 2008.

(7)
The Advisor contractually has agreed to waive its fee and reimburse the Fund’s expenses so that its total annual Fund operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.40% of the average daily net assets of the Fund, through June 30, 2007. The Fund’s net expenses are calculated as 1.65% based on the Advisor’s agreement to cap expenses at 1.40%, plus the 12b-1 fee of 0.25%.

(8)
The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Acquiring Fund to ensure that total annual operating Expenses for the Acquiring Fund, excluding brokerage fees and commissions, 12b-1 fees, taxes and extraordinary expenses, do not exceed 1.15% of the Acquiring Fund’s average net assets through June 30, 2007, and do not exceed 1.35% of the Acquiring Fund's average net assets from July 1, 2007 through February 29, 2008. This contract may only be terminated by the Board of Trustees of TPM if it is in the best interest of the Acquiring Fund and its shareholders. The Advisor is permitted to seek reimbursement from the Acquiring Fund for three years from the date fees were waived or reimbursed, without causing Acquiring Fund operating expenses to exceed the expense cap. Any such reimbursement is subject to the TPM Board of Trustees’ review and approval. The Acquiring Fund’s net expenses in the table above are calculated as 1.78% based on the Advisor’s agreement to cap expenses at 1.15% through June 30, 2007 and at 1.35% for the period from July 1, 2007 through February 29, 2008, plus the Distribution Fee of 0.50%.

Examples

The examples set forth below are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that net operating expenses are those shown in the table above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Acquired Fund	$651	$1,409	$2,186	$4,209
Acquiring Fund (Proforma)	$525	$947	-	-

C.	THE PROPOSAL

The following is a summary of key information concerning the proposed Reorganization. Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this Proxy Statement as Exhibit A, and in the prospectuses and statements of additional information incorporated by reference into this Proxy Statement.

1.    Summary of the Proposed Reorganization

At the Special Meeting, the shareholders of the Fund will be asked to approve the Plan to reorganize the Fund into the Acquiring Fund. Upon approval by the shareholders of the Fund, the Reorganization pursuant to the Plan will involve the transfer of all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for the Acquiring Fund’s shares. Upon the transfer of all assets to and assumption of all liabilities of the Fund by the Acquiring Fund, the Acquiring Fund will distribute to the Fund that number of full and fractional Acquiring Fund shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Fund as of the close of business on the business day preceding the closing (the “Closing”) of the Reorganization (the “Valuation Date”). Immediately thereafter, the Fund will distribute such Acquiring Fund shares to its shareholders by establishing accounts on the Acquiring Fund’s share records in the names of those shareholders representing the respective pro rata number of Acquiring Fund Shares deliverable to them, in complete liquidation of the Fund. Certificates evidencing the Acquiring Fund Shares will not be issued to the Fund’s shareholders.

The holding period for Fund shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption fees. Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s shares held in the Fund as of the close of business on the Valuation Date.

Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Fund will be canceled on the books of the Fund and the transfer books of the Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan and the transactions contemplated thereby described in this Proxy Statement by the shareholders of the Fund and the receipt of a legal opinion from counsel to the Trust with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on March 2, 2007, or such other date as is agreed to by the Advisor, the Board of Trustees, and the Board of Trustees of TPM.

The Advisor has agreed to pay all costs (other than those borne by another party other than the Fund) relating to the proposed Reorganization, including the costs relating to the Special Meeting and this Proxy Statement. The Advisor will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. Reorganization expenses are incurred on an ongoing basis and the Advisor receives a monthly invoice. Any unpaid Reorganization expenses outstanding immediately prior to the Closing will be paid by the Fund and will be treated at the Closing as a receivable due from the Advisor.

The Plan may be amended by the mutual consent of the Advisor, the Board of Trustees and the Board of Trustees of TPM, notwithstanding approval thereof by the Fund’s shareholders, provided that no such amendment will have a material adverse effect on the interests of such shareholders without their further approval. In addition, the Plan may be terminated with respect to the Fund at any time prior to the Closing by the Advisor and the Board of Trustees.

2.    Description of the Acquiring Fund’s Shares

The Acquiring Fund shares issued to the Fund’s shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus.

3.    Reasons for the Reorganization

The Reason for the Reorganization is to provide greater efficiencies in terms of technology, Fund operations and regulatory reporting. There will be no changes to the investment advisor or investment objectives as a result of the Reorganization, and the Acquiring Fund’s policies and strategies will be substantially similar to those of the Fund. The investment strategies of the Fund and the Acquired Fund with respect to high yield bonds differ in that the Fund may invest up to 100% of its assets in high yield bonds, while the Acquiring Fund may invest only up to 30% of its assets in high yield bonds. However, in practice the Advisor has limited the Fund’s investments in high-yield bonds to 30% of its net assets using a strategy that is substantially similar to that described for the Acquiring Fund in this Proxy Statement. As a result of this practice, the Advisor believes that the investment risks and results of investing in the Acquiring Fund will be substantially similar to those related to investing in the Fund. The Advisor feels that reorganizing the Fund into the Acquiring Fund with a larger, more recognizable organization will provide better opportunities for Fund growth, as well as providing an equal or potentially lower expense ratio.

The Board of Trustees made its decision to approve the Agreement and Plan of Reorganization after considering the following factors:

•	the investment objectives, policies and restrictions of the Fund are substantially similar to those of the Acquiring Fund;
•	the Acquiring Fund will be managed by the Advisor;
•	the Advisor’s experience and expertise in managing accounts with investment objectives similar to that of the Fund and the Acquiring Fund;
•	the fees and expenses of the Acquiring Fund are expected to be substantially similar to or lower than those of the Fund;
•	the shareholders would likely not experience any tax consequences;
•	the cost of the Reorganization will not be borne by the Fund or its shareholders; and
•	the Reorganization will not result in the dilution of the value of the outstanding shares of the Fund.

If the Plan is not approved by the Fund’s shareholders, then the Fund will continue to operate as a separate series of the Trust, or the Board of Trustees may take any further action as it deems to be in the best interests of the Fund and its shareholders, subject to approval by the Fund’s shareholders if required by applicable law.

4.    Federal Income Tax Consequences

As a condition of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and will not affect the federal tax status of Fund shares held before the Reorganization. Therefore, neither the Fund, the Acquiring Fund, nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis of, and the holding period for, the Acquiring Fund shares received by each shareholder of the Fund in the Reorganization will be the same as the tax basis of, and the holding period for, the Fund shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the Acquiring Fund shares received, the Fund shares exchanged must have been held as capital assets by the shareholder).

Since its inception, the Fund believes it has qualified as a “regulated investment company” under the Code. Accordingly, the Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders. The Fund had a capital loss carryforward as of the most recent fiscal year end. As a result of the Reorganization, there should not be any limits placed on this capital loss carryforward.

Provided that the Reorganization so qualifies, and the Fund is so treated, for U.S. federal income tax purposes, generally:

•	The Fund will not recognize any gain or loss as a result of the Reorganization;

•	The Fund’s shareholders will not recognize any gain or loss as a result of the receipt of Acquiring Fund shares in exchange for such shareholder’s Fund shares pursuant to the Reorganization; and

•
The Fund’s shareholder’s aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Fund shares held immediately before the Reorganization.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.    Comparison of Shareholder Rights

Set forth below is a discussion of the material differences in the rights of shareholders of the Fund and the rights of shareholders of the Acquiring Fund.

Governing Law. The Fund is a separate series of the Trust, which is organized as an Ohio business trust. The Acquiring Fund is a separate series of TPM, which is organized as a Delaware statutory trust. The Fund and Acquiring Fund are each authorized to issue an unlimited number of shares of beneficial interest. Each of the Trust’s and TPM’s operations is governed by the respective trust’s Agreement and Declaration of Trust, By-Laws and applicable state law.

Shareholder Liability. With respect to the Fund, under the Trust’s Agreement and Declaration of Trust, any shareholder or former shareholder of the Fund shall not be held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason. The Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Fund and not because of his or her acts or omissions.

With respect to the Acquiring Fund, under Delaware law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund or Acquiring Fund is unable to meet its obligations. Under TPM’s Agreement and Declaration of Trust and By-Laws, the Acquiring Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Fund and Acquiring Fund, and not because of his or her acts or omissions.

Board of Trustees. The Board of Trustees for the Trust has four trustees, one of whom is an interested person as that term is defined under the 1940 Act. For more information, refer to the November 1, 2006 Statement of Additional Information for the Fund, which is incorporated by reference into this Proxy Statement.

The Board of Trustees for TPM has three trustees, one of whom is an interested person as that term is defined under the 1940 Act. For more information, refer to the January 19, 2007 Statement of Additional Information for the Acquiring Fund, which is incorporated by reference into this Proxy Statement.

Classes. The Fund and the Acquiring Fund are each a separate series of the Trust and TPM, respectively, and both may include more than one class of shares. Currently, both the Fund and Acquiring Fund do not have more than one class of shares. TPM has reserved the right to create and issue additional classes of the Acquiring Fund. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.

19

6.    Capitalization

The capitalization of the Acquired Fund and the Acquiring Fund as of June 30, 2006 and the Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	LEADER SHORT-TERM BOND FUND (ACQUIRED FUND)	LEADER SHORT-TERM BOND FUND (ACQUIRING FUND) PROFORMA
Aggregate Net Assets	$12,964,481	$12,964,481
Shares Outstanding	1,370,663	1,370,663
Net Asset Value Per Share	$9.46	$9.46

II.             COMPARISON INFORMATION ABOUT THE FUND AND ACQUIRING FUND

A.	INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

The Acquiring Fund’s investment objectives, policies, strategies and risks are substantially similar to those of the Fund. The following discussion is qualified in its entirety by the more extensive discussion set forth in the Prospectus of the Acquiring Fund dated January 19, 2007, as supplemented January 25, 2007, which is incorporated by reference into this Proxy Statement.

1.    Investment Objectives

The Acquiring Fund has similar investment objectives, strategies and policies to those of the Fund. The investment objective of the each of the Fund and the Acquiring Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. These objectives and the investment strategy of both the Fund and the Acquiring Fund are non-fundamental, which means that they may be changed by action of each fund’s respective Board of Trustees without shareholder approval.

2.    Investment Strategies

In selecting investments for the Acquiring Fund, the Advisor will employ a substantially similar strategy as it used for the Fund. However, there are some differences. Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities. The debt in which the Fund may invest include securities with maturities or interest rate re-sets of three years or less. In contrast, the Acquiring Fund will invest at least 80% of its assets in fixed income securities. The Acquiring Fund’s average weighted maturity will normally be three years or less. In addition, the Fund may invest up to 100% of its assets in lower quality, high yield bonds rated BB to C by Standard & Poor’s Ratings Group, or Ba to C by Moody’s Investors Service or, if unrated, as determined by the Advisor to be of comparable quality. The Acquiring Fund, however, may invest only up to 30% of its assets in lower quality, high yield bonds rated B or higher by Standard & Poor’s, Moody’s Investor Services or other NRSRO, or if unrated, as determined by the Advisor to be of comparable quality. However, in practice the Advisor has limited the Fund’s investments in high-yield bonds to 30% of its net assets using a strategy that is substantially similar to that described for the Acquiring Fund in this Proxy Statement. As a result of this practice, the Advisor believes that the investment risks and results of investing in the Acquiring Fund will be substantially similar to those related to investing in the Fund.

The Fund may not change its investment strategy of investing at least 80% of the Fund’s net assets in debt securities without providing shareholders with 60 days’ prior written notice. Similarly, the Acquiring Fund may not change its investment strategy of investing at least 80% of the Acquiring Fund’s net assets in fixed income securities without providing shareholders with 60 days’ prior written notice.

3.    Fundamental Investment Restrictions and Investment Limitations

Acquired Fund. The fundamental investment limitations of the Acquired Fund may not be changed without the affirmative vote of a majority of the outstanding shares of the Acquired Fund. The term “majority of the outstanding shares” of the Acquired Fund means the lesser of (1) 67% or more of the outstanding shares of the Acquired Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Acquired Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Acquired Fund. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

The Acquired Fund is subject to the following investment limitations:

1. Borrowing Money. The Acquired Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Acquired Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Acquired Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Acquired Fund from entering into reverse repurchase transactions, provided that the Acquired Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Acquired Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Acquired Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Acquired Fund, provided that the Acquired Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Acquired Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Acquired Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Acquired Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Acquired Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Acquired Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Acquired Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Acquired Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Acquired Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. With respect to 75% of its total assets, the Acquired Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

The following limitations have been adopted by the Trust with respect to the Acquired Fund and are Non-Fundamental:

1. Pledging. The Acquired Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Acquired Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Acquired Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. The Acquired Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Acquired Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Short Sales. The Acquired Fund will not effect short sales of securities except as described in the Acquired Fund’s prospectus or SAI.

5. Options. The Acquired Fund will not purchase or sell puts, calls, options or straddles except as described in the Acquired Fund’s prospectus or SAI.

6. Illiquid Securities. The Acquired Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

7. Loans of Portfolio Securities. The Acquired Fund will not make loans of portfolio securities.

Acquiring Fund. The fundamental investment restrictions of the Acquiring Fund are substantially similar to those of the Acquired Fund. One difference between the Funds is that the Acquiring Fund may invest up to 15% of its net assets in illiquid securities, as permitted by the 1940 Act, while the Acquired Fund may not invest in illiquid securities. The following fundamental investment restrictions of the Acquiring Fund may only be changed if the change is approved by holders of a majority of the Acquiring Fund’s outstanding voting securities. A majority of the Acquiring Fund’s outstanding voting securities” means (i) more than 50% of the Acquiring Fund’s outstanding voting shares or (ii) 67% or more of the Acquiring Fund’s voting shares present at a shareholder meeting if more than 50% of the Acquiring Fund’s outstanding voting shares are represented at the meeting in person or by proxy, whichever is less.

The Acquiring Fund may not:

1. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Acquiring Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Acquiring Fund’s total assets at the time when the borrowing is made. (This limitation does not preclude the Acquiring Fund from entering into reverse repurchase transactions, provided that the Acquiring Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Acquiring Fund pursuant to reverse repurchase transactions.);

2. Issue senior securities. (This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Acquiring Fund, provided that the Acquiring Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.);

3. Act as underwriter (except to the extent the Acquiring Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

4. Invest more than 25% of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or repurchase agreements with respect thereto);

5. Purchase or sell real estate unless acquired as a result of ownership of securities (although the Acquiring Fund may invest in marketable securities which are secured by or represent interests in real estate, and may invest in mortgage-related securities or invest in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts));

6. Purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Acquiring Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

7. Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Acquiring Fund and except for repurchase agreements); or

8. With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (does not apply to investments in the securities of the U.S. Government, its agencies or instrumentalities).

The following is a list of non-fundamental investment restrictions applicable to the Acquiring Fund. These restrictions can be changed by the Board of Trustees of TPM, but the change will only be effective after notice is given to shareholders of the Acquiring Fund.

The Acquiring Fund may not:

1. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Acquiring Fund except as may be necessary in connection with borrowings described in fundamental restriction 1 above. (Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.);

2. With respect to fundamental investment restriction 1 above, the Acquiring Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets;

3. Purchase securities or evidences of interest thereon on “margin.” (This limitation is not applicable to short-term credit obtained by the Acquiring Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.);

4. Effect short sales of securities except as described by the Acquiring Fund’s Prospectus or SAI;

5. Purchase or sell puts, calls, options or straddles except as described in the Acquiring Fund’s prospectus or SAI;

6. Invest more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees of TPM to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice; or

7. Make loans of portfolio securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth in the Acquiring Fund’s prospectus or SAI is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Acquiring Fund will not be considered a violation.

B.	DISTRIBUTION

1.    Distributor

Unified Financial Securities, Inc. (the “Distributor”) is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor controls Unified Fund Services, Inc, the Acquired Fund’s administrator, transfer agent, fund accountant and dividend disbursing agent.

Quasar Distributors, LLC (“Quasar”) acts as the distributor for the Acquiring Fund. As such, Quasar is responsible for all purchases, sales, redemptions and other transfers of shares of the Acquiring Fund. As distributor, Quasar also provides certain administrative services. Shares of the Acquiring Fund are offered for sale on a continuous basis at NAV per share together with any applicable sales charge. Quasar is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

2.    Distribution Plan

The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the 1940 Act. Under this plan, the Fund may pay a fee of up to 0.25% of its average daily net assets to the Advisor or certain broker-dealers, investment advisors, banks or other financial institutions in connection with promotion and distribution of Fund shares and to help defray the cost of servicing Fund shareholders. The Acquring Fund has adopted a similar Distribution Plan whereby the Acquiring Fund is authorized to pay Quasar a fee for the sale and distribution of the Acquiring Fund’s shares and services it provides to shareholders in connection with the promotion and distribution of Fund shares. The maximum amount of the fee authorized is 0.50% of the Acquiring Fund’s average daily net assets annually. This fee represents a 0.25% 12b-1 distribution fee and a 0.25% shareholder servicing fee. Because these fees are an ongoing expense, over time they reduce the net investment results of a fund and may cost you more than paying other types of sales charges. Except for the Acquiring Fund’s 0.25% shareholder servicing fee described above, there are no material differences between the distribution plan for the Fund and the distribution plan for the Acquiring Fund.

C.	PURCHASE AND REDEMPTION PROCEDURES

 The Fund and the Acquiring Fund have similar purchase and redemption procedures.

 1. Purchasing Information

 Shares of the Fund and Acquiring Fund are offered at the next offering price, which is the NAV per share of the Fund or the Acquiring Fund, as the case may be, computed after the purchase order and funds are received by the applicable fund’s transfer agent or a financial intermediary who has been authorized to accept purchase orders. Each of the Fund and the Acquiring Fund also offers an automatic investment plan, whereby an existing shareholder may purchase additional shares of the applicable fund, in amounts which must be at least $100 on a monthly (or quarterly basis in the case of the Acquiring Fund), through an Automated Clearing House arrangement.

 Minimum Investments. The minimum initial investment in both the Fund and Acquiring Fund is $2,500 and minimum subsequent investments are $100. The Advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances.

 2. Redemption Information

 Shares of the Fund and the Acquiring Fund are redeemed at a price equal to the NAV next determined after the applicable fund’s transfer agent receives a redemption request in good order. A redemption request cannot be processed on days the New York Stock Exchange is closed. Each of the Fund and Acquiring Fund may redeem an account if the total value of the account falls below $2,500 due to redemptions after giving shareholders at least 30 days’ prior written notice of this redemption. Additionally, both the Fund and Acquiring Fund have also reserved the right to redeem shares “in kind.” The Acquiring Fund offers a systematic withdrawal program that allows shareholders to have regular monthly payments redeemed from their accounts.

 3. Sales Charges and Sales Charge Reductions and Waivers

 Shares of the Fund and the Acquiring Fund are both subject to sales charges. Each of the Fund and Acquiring Fund may be purchased at the public offering price, which is the next determined NAV of the fund, plus an initial sales charge of up to 3.50%. The payment of an initial sales charge means that a portion of your initial investment goes toward the sales charge. Reductions and waivers of the sales charge are available in certain circumstances. The actual sales charge imposed varies depending on the amount invested as follows:

Acquired Fund Sales Charge as a percentage of:
	Offering Price	Net Amount Invested	Dealer Re- allowance as a percentage of Public Offering Price
Less than $100,000	3.50%	3.62%	3.00%
$100,000 but less than $250, 000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more	0.00%	0.00%	0.00%

Acquiring Fund Sales Charge* as a percentage of:
	Offering Price	Net Amount Invested	Dealer Re- allowance as a percentage of Public Offering Price
Less than $100,000	3.50%	3.62%	3.00%
$100,000 but less than $250, 000	1.00%	1.52%	1.00%
$250,000 or more	0.00%	0.00%	0.00%
 *0.50% of the sales charge will be retained by the Leader Capital Corp. broker-dealer, an affiliate of the Advisor.

 As the sales charge tables above show, the larger your investment in the Fund’s or the Acquiring Fund’s shares, the lower the initial sales charge imposed on the purchase. Each investment threshold that qualifies for a lower sales charge is known as a “breakpoint.” You may be able to qualify for a breakpoint on the basis of a single purchase, or by aggregating the amounts of more than one purchase through (1) a letter of intent (“LOI”), which allows you to qualify for a breakpoint discount with respect to a current purchase, based on the total amount of purchases you intend to make in the near future; (2) rights of accumulation, which allow you to qualify for a breakpoint with respect to a current purchase based on the total value of your previous purchases in the past 6 months; or (3) by combining purchases with family members and related entities. In order to obtain any of the sales charge discounts set forth above, you must inform your financial advisor or the transfer agent for the Fund or the Acquiring Fund of the existence of any eligible amounts under any rights of accumulation, LOI or in accounts held by family members at the time of purchase.

 Purchases of shares of the Fund in an amount of $500,000 or more are not subject to an initial sales charge, but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if such shares are redeemed within one year of purchase. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. Purchases of shares of the Acquiring Fund in an amount of $250,000 or more are not subject to an initial sales charge. Shares of the Acquiring Fund are not subject to a CDSC.

 In addition, purchases of Fund shares in an amount less than $500,000 and purchases of Acquiring Fund shares in an amount less than $250,000 may be eligible for a waiver of the sales charge in the following circumstances:

•
purchases by affiliates of the Fund or Acquiring Fund, such as the Advisor and its employees, and all such persons’ immediate relatives (spouse, parents, siblings, children--including in-law relationships) and their beneficial accounts;

•
purchases made through certain intermediaries including, but not limited to, the following: National Financial Services LLC NTF (Fidelity), National Investor Services Corp. NTF (TD Waterhouse), Charles Schwab OneSource NTF, U.S. Clearing Corp., E-Trade, Scottrade, Investmart, Ameritrade and Pershing;

•
purchases made through certain financial intermediaries including banks, trust companies, broker-dealers, credit unions and financial advisors that enter into selling arrangements with the Fund’s or Acquiring Fund’s distributor;

•
purchases by employees and registered representatives of broker-dealers that have selling arrangements with the Fund’s or Acquiring Fund’s distributor; directors, officers and employees of other financial institutions that are parties to agency agreements with the Fund’s or Acquiring Fund’s distributor, and all such persons’ immediate relatives and their beneficial accounts; and

•
purchases by investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations that have entered into service agreements to provide services to fund shareholders. Such programs generally have other fees and expenses, so you should read any materials provided by the program’s sponsor.

 Initial purchases by shareholders who become shareholders of the Acquiring Fund subject to the terms of an agreement and plan of reorganization which permits such shareholders to acquire Acquiring Fund shares at NAV will not be subject to an initial sales charge.

 D.            SERVICE PROVIDERS

 1.     Investment Advisor and Portfolio Management

 The Fund’s and the Acquiring Fund’s investment advisor is Leader Capital Corporation, 121 SW Morrison St., Suite 425, Portland, Oregon 97204. For the fiscal year ended June 30, 2006, the Advisor earned the following fees for its services with respect to the Fund:

Fiscal Year Ended	Advisory Fee Earned	Waiver/Reimbursement	Amount Received After Waiver/Reimbursement
June 30, 2006	$72,376	$142,654	$0

John E. Lekas serves as the portfolio manager solely responsible for the investment decisions of both the Fund and the Acquiring Fund. Mr. Lekas is the President of the Advisor, which he founded in 1997. He has 18 years experience as an investment professional. Prior to founding the Advisor in 1997, Mr. Lekas served as a portfolio manager at Smith Barney where he focused on discretionary management of bond portfolios worth over $200 million. He received a bachelor’s degree in finance from the University of Oregon. For the period July 14, 2005, (commencement of operations of the Fund) through December 31, 2005, the Advisor earned fees of $16,573 from the Fund before reimbursement The Advisor has contractually agreed through June 30, 2007 to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.40% of the Fund's average daily net assets.

 The following provides information regarding other accounts managed by Mr. Lekas as of June 30, 2006:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	167	$39,986,676	26	$2,139,595

 The Portfolio Manager is compensated for his services to each of the Fund and the Acquiring Fund by the Advisor. The Portfolio Manager’s compensation consists of a base salary. Additionally, the Portfolio Manager receives an annual discretionary bonus based on the Advisor’s profits. Although the Portfolio Manager’s compensation is not tied to the performance of any private client account, the Advisor receives a performance fee with respect to certain private retail accounts. The Advisor charges performance fees on the pre-tax profits of certain private accounts over a twelve-month period compared to the account’s high water mark. The high water mark is the opening value of the account, or, if the account has grown in value, the highest account value at the end of any previous twelve-month period. The performance fees may create a potential conflict of interest by providing an incentive for the Advisor to allocate more volatile securities with greater capital appreciation opportunity to the retail accounts with the performance fees rather than to the Fund or the Acquiring Fund.

 As of June 30, 2006, Mr. Lekas owned shares of the Fund in the range of $100,001 to $500,000. Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Portfolio Manager does not own any shares of the Acquiring Fund.

 To the extent that the Fund or the Acquiring Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund or Acquiring Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund or Acquiring Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund or the Acquiring Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

 2.     Other Service Providers

 Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments. Unified Fund Services, Inc., (“Unified”) 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund’s transfer agent, administrator, fund accountant and dividend disbursing agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc., the parent company of Unified. Cohen Fund Audit Services, Ltd. (formerly known as Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145, is the independent registered public accounting firm for the Fund and audits the financial statements and the financial highlights of the Fund.

 U.S. Bancorp Fund Services, LLC, (“USBFS”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Acquiring Fund’s administrator. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Acquiring Fund’s distributor. USBFS is also the Acquiring Fund’s transfer and dividend disbursing agent. U.S. Bank, National Association, serves as the custodian for the portfolio securities, cash and other assets of the Acquiring Fund. Cohen Fund Audit Services, Ltd. (formerly known as Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145, has been selected as the Acquiring Fund’s independent registered public accounting firm and audits the financial statements and the financial highlights of the Acquiring Fund.

III.   VOTING INFORMATION

 For action to be taken by the Fund, the holders of 50% of the outstanding shares of the Fund entitled to vote in person or by proxy as of the record date for the Special Meeting will constitute a quorum. Approval of the proposal will require the affirmative vote of a majority (i.e., more than 50%) of the outstanding shares of the Fund voted at a meeting at which a quorum is present.

 All shares represented by each properly signed proxy received before the meeting will be voted at the Special Meeting. Proxies may be voted by mail or by other instrument executed in writing (including electronic, telephonic, computerized or other alternatives to the execution of a written instrument) or by facsimile transmission. If a shareholder specifies how the proxy is to be voted on any business properly to come before the Special Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted “FOR” approval of the Reorganization. If any other matters come before the Special Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

 If a quorum of shareholders of the Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement with respect to the Fund are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Fund may be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting of the Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal. The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct persons to vote against the proposal.

 All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

 Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

 Approval of the Reorganization will occur only if a sufficient number of votes are cast “FOR” that proposal. If shareholders of the Fund do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of the Fund’s shareholders. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present. The costs of any additional solicitation and of any adjourned session will be borne by the Advisor.

 A shareholder of the Fund who objects to the proposed Reorganization will not be entitled under either Ohio law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shares of the Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

 A.   METHOD AND COST OF SOLICITATION

 This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Trustees for use at the Special Meeting. The Board of Trustees of the Trust has fixed the close of business on January 12, 2007 (“Record Date”) as the record date for determining the shareholders of the Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of the Advisor, who will not be paid for these services. The Advisor will bear the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies.

 B.    RIGHT OF REVOCATION

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again by calling the toll-free number (800-690-6903). If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

 C.    VOTING SECURITIES AND PRINCIPAL HOLDERS

 Shareholders of the Fund at the close of business on January 12, 2007 (the “Record Date”) will be entitled to be present and vote at the Special Meeting. As of that date, the following numbers of shares were outstanding for the Fund:

Fund	Shares Outstanding & Entitled to Vote (unaudited)
Leader Short-Term Bond Fund	2,050,980.28120
(a series of Unified Series Trust)

 The votes of the shareholders of the Acquiring Fund are not being solicited, because their approval or consent is not necessary for the approval of the Reorganization. There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

 A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. As of the Record Date, the Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who who are principal shareholders or control persons are set forth below:

Principal Shareholders
	No. of Shares Owned		Type of
Name and Address		% of Shares	Ownership
Chapman Family Trust	104,805.09	5.11%	Beneficial
23730 SW Stafford Hill Road
West Linn, OR 97068

Control Persons
	No. of Shares Owned		Type of
Name and Address		% of Shares	Ownership
Richard Chapman IRA	524,230.56	25.56%	Record
23730 SW Stafford Hill Road
West Linn, OR 97068

 As of the Record Date, the Officers and Trustees of the Trust, as a group, owned of record and beneficially less than 1.00% of the outstanding voting securities of the Fund.

 D.    INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS

 The following person may be deemed to have an interest in the Reorganization because he controls Leader Capital Corporation. Leader Capital Corporation will provide investment management services to the Acquiring Fund. Future growth of the Acquiring Fund can be expected to increase the total amount of fees payable to Leader Capital Corporation.

Name	Relationship to Leader Capital Corporation
John E. Lekas	President, Chief Executive Officer, Chief Compliance Officer, Treasurer, Secretary and majority shareholder

IV.   FURTHER INFORMATION ABOUT THE FUND AND THE ACQUIRING FUND

 Further information about the Fund is contained in the following documents:

•	Prospectus for the Fund dated November 1, 2006, as supplemented November 27, 2006.

•	Statement of Additional Information for the Fund also dated November 1, 2006, as supplemented November 27, 2006.

 The Annual Report to Shareholders of the Fund for the fiscal year ended June 30, 2006, containing audited financial statements, has been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling (800) 711-9164.

 A copy of the Acquiring Fund’s Prospectus is provided with this Proxy Statement. Shareholders may obtain a copy of the Acquiring Fund’s Statement of Additional Information by writing to the Acquiring Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, annual and semi-annual reports relating to the Acquiring Fund are not available.

 The Trust and TPM are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Room 4-300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

V.   MISCELLANEOUS ISSUES

 A.            OTHER BUSINESS

 The Board of Trustees knows of no other business to be brought before the Special Meeting. If any other matters come before the Meeting, the Board of Trustees intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

 B.            NEXT MEETING OF SHAREHOLDERS

 The Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy, as determined by the Board of Trustees, to be included in the Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

 C.    LEGAL MATTERS

 Certain legal matters in connection with the tax consequences of the Reorganization will be passed upon by Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202.

 D.            EXPERTS

The financial statements of the Fund for the year ended June 30, 2006, contained in the Fund’s 2006 Annual Report to Shareholders, have been audited by Cohen Fund Audit Services, Ltd., independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

By Order of the Board of Trustees of Unified Series
Trust

/s/ Heather A. Barnes
Heather A. Barnes, Secretary
January 25, 2007

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this    day of            , 2007, by and between Unified Series Trust (“Unified”), an Ohio business trust, with its principal place of business at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, with respect to the Leader Short-Term Bond Fund, a separate series of Unified (the “Acquired Fund”), and Trust for Professional Managers (“TPM”), a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, with respect to the Leader Short-Term Bond Fund, a separate series of TPM (the “Acquiring Fund” and, collectively with the Acquired Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of TPM and Unified, respectively, and TPM and Unified are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of Unified have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’ LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1    THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets and liabilities, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (i) to deliver to the Acquired Fund the number of full and fractional shares of the Acquiring Fund equal in value to the value of full and fractional shares of the Acquired Fund then outstanding and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing Date”).

1.2    ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions.

1.3    LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible prior to the Closing Date. The Acquiring Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date whether or not they are reflected on the Statement of Assets and Liabilities.

1.4    LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”): (a) the Acquired Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5    OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Acquired Fund, in an amount equal in value to the NAV of the Acquired Fund’s shares, to be distributed to shareholders of the Acquired Fund.

1.6    TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7    REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the Closing Date, and such later date on which the Acquired Fund is terminated.

1.8    TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1    VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in Unified’s Declaration of Trust and the Acquired Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.  The Acquiring Fund and Acquired Fund agree, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

2.2    VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in TPM’s Declaration of Trust and the Acquiring Fund’s then current Prospectus and Statement of Additional Information.

2.3    SHARES TO BE ISSUED. The number of the Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of each corresponding Acquired Fund’s shares then outstanding. Upon the Acquired Fund’s liquidating distribution each holder of shares of the Acquired Fund will receive shares of the corresponding Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4    DETERMINATION OF VALUE. Except with respect to the Acquired Fund’s assets, which shall be valued by Unified Fund Services, Inc., all computations of value shall be made by U.S. Bancorp Fund Services, LLC, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1    CLOSING DATE. The closing (the “Closing”) will be on or about March 2, 2007 or such other date(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or at such other time and/or place as the parties may agree.

3.2    CUSTODIAN’S CERTIFICATE. The Huntington National Bank, as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3    EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4    TRANSFER AGENT’S CERTIFICATE. Unified Fund Services, Inc., as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause U.S. Bancorp Fund Services, LLC, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Unified or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1    REPRESENTATIONS OF THE ACQUIRED FUND. Unified and the Acquired Fund represent and warrant to TPM and the Acquiring Fund as follows:

(a)    The Acquired Fund is a separate series of a business trust, duly organized, validly existing and in good standing under the laws of the State of Ohio.

(b)    The Acquired Fund is a separate series of an Ohio business trust that is registered as an open-end management investment company, and such Ohio business trust’s registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940 (the “1940 Act”) is in full force and effect.

(c)    The current prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)    The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of Unified’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)    The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(f)    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(g)    The financial statements of the Acquired Fund are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of June 30, 2006 in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(h)    Since June 30, 2006, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i)    At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed by such date, shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)    All issued and outstanding shares of the Acquired Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

(k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)    The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)    The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)    From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Statement/Prospectus (as defined in paragraph 5.7), the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)    The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.

(p)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Ohio law for the execution of this Agreement by Unified, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND. TPM and the Acquiring Fund represent and warrant to Unified and the Acquired Fund as follows:

(a)    The Acquiring Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)    The Acquiring Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust’s registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)    The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)    The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of TPM’s Declaration of Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)    Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)     If the Reorganization is a shell reorganization, there shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund;

(g)    All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h)    The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)     The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)     From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by TPM with respect to the Acquiring Fund for use in the Proxy Statement/Prospectus (as defined paragraph 5.7), the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l)     No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by TPM, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by TPM, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m)    The Acquiring Fund intends to qualify as a RIC under the Code and will continue to qualify as a RIC through the end of its first taxable year.

4.3    REPRESENTATIONS OF TPM. TPM represents and warrants to its as follows:

(a) TPM has filed a post-effective amendment to its registration statement on Form N-1A for the purpose of creating the Acquiring Fund. The post-effective amendment will be effective on or before the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1    OPERATION IN ORDINARY COURSE. Subject to paragraphs 8.5, each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund.

5.2    APPROVAL OF SHAREHOLDERS. Unified will call a special meeting of Acquired Fund’s Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3    INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4    ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5    FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Cohen Fund Audit Services, Ltd. and certified by the Unified’s Treasurer.

5.7    PREPARATION OF FORM N-14 REGISTRATION STATEMENT. TPM will prepare and file with the SEC a registration statement on Form N-14 (the “Registration Statement”), under the 1933 Act, relating to the Acquiring Fund Shares, which, without limitation, shall include a proxy statement of the Acquired Fund and the prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement (the “Proxy Statement/Prospectus”). The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the Proxy Statement/Prospectus for inclusion in the Registration Statement in connection with the meeting of the Acquired Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8    INDEMNIFICATION.

(a)    TPM will assume all liabilities and obligations of Unified relating to any obligation of Unified to indemnify its current and former Trustees and officers, acting in their capacities as such with respect to the Acquired Fund, to the fullest extent permitted by law and Unified’s Declaration of Trust, as in effect as of the date of this Agreement. Without limiting the foregoing, TPM agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such with respect to the Acquired Fund, under the Unified’s Declaration of Trust as in effect as of the date of this Agreement shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against TPM its successors or assigns.

(b)    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c)    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1    All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by TPM’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2    The Acquired Fund shall have received on the Closing Date an opinion from Godfrey & Kahn, S.C., counsel to TPM, dated as of such Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

(a)    TPM is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)    TPM is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the SEC is in full force and effect.

(c)    This Agreement has been duly authorized, executed, and delivered by TPM on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)    Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(e)    The Registration Statement has been declared effective by the SEC and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

(f)    The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of TPM’s Declaration of Trust or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which the Acquiring Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(g)    In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Acquiring Fund) existing on or before the effective date of the Registration Statement or the Closing Date that are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(h)    To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

(i)    In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding of or before any court or governmental body that is presently pending or threatened as to the Acquiring Fund or any of its properties or assets. In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, to the knowledge of such counsel, the Acquiring Fund are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business, other than as previously disclosed in the Registration Statement.

In this paragraph 6.2, references to the Proxy Statement/Prospectus include and relate to only the text of such Proxy Statement/Prospectus and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3    The post-effective amendment on Form N-1A filed by TPM with the SEC to create the Acquiring Fund has been declared effective by the Commission.

6.4    Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement/Prospectus.

6.5    For the period beginning at the Closing Date and ending not less than three years thereafter, TPM, its successor or assigns shall provide, or cause to be provided, liability coverage at least as comparable to the liability coverage currently applicable to both former and current Trustees and officers of Unified, covering the actions of such Trustees and officers of Unified for the period they served as such.

6.6    Unified shall have received a letter of indemnification from the Leader Capital Corporation stating that it agrees to indemnify Unified, its employees, agents, directors, trustees and officers (each, an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses (including settlement costs) arising out of any litigation or regulatory action (including, without limitation, any shareholder litigation and any, SEC staff inquiries, investigation, enforcement action or disciplinary action) in any way relating to the Fund, or relating to or resulting from (a) the Reorganization, (b) the management of the Fund by Leader Capital Corporation, or (c) Leader Capital Corporations duties to the Fund under the Management Agreement between the Trust and Leader Capital Corporation, or the Investment Advisers Act of 1940, as amended (a “Claim”); except to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable legal fees or other expenses relate to or result from the action or inaction of any Indemnified Party with respect to which the Trust is indemnified and held harmless under the Mutual Fund Services Agreement between Unified and the Trust. Leader Capital Corporation shall remain liable for indemnification as contemplated herein regardless of whether the transactions contemplated by this Agreement occur and this Section 6.6 shall survive the Closing and any termination of this Agreement pursuant to Section 11.1.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1    All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by Unified’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Unified.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Ohio law and the provisions of Unified’s Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the respective Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2    On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3    All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The Acquired Fund shall have declared and paid a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to such Closing Date (after reduction for any capital loss carry forward).

8.6    The parties shall have received a favorable opinion of Godfrey & Kahn, S.C. dated as of the Closing Date and addressed to the Acquiring Fund and Acquired Fund substantially to the effect that for federal income tax purposes with respect to the Acquired Fund:

(a)    The transfer of all of the Acquired Fund’s assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders and the termination of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(c)    No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for such shareholders’ shares of the Acquired Fund.

(d)    No gain or loss will be recognized by the Acquired Fund’s Shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund Shares in the Reorganization.

(e)    The aggregate tax basis for Acquiring Fund Shares received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each of the Acquired Fund’s Shareholders will include the period during which the Acquired Fund shares exchanged therefore were held by such shareholder, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)    The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(g)    The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as Godfrey & Kahn, S.C. may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1    Except as otherwise provided for herein, Leader Capital Corporation, or an affiliate thereof, shall bear all expenses of the transactions contemplated by this Agreement. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement/Proxy Statement on Form N-14 under the 1933 Act covering Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees; (f) solicitation costs of the transactions, (g) the cost of winding up and liquidating the Acquired Fund, and (h) all fees listed on the closing/merger schedule provided by United Fund Services. Leader Capital Corporation, or an affiliate thereof, shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1         TPM, on behalf of the Acquiring Fund, and Unified, on behalf of the Acquired Fund, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2         The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1         This Agreement may be terminated by the mutual agreement of TPM and Unified. In addition, either TPM or Unified may at its option terminate this Agreement at or prior to either Closing Date due to:

(a)    a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b)    a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)    a determination by the party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2          In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Acquired Fund, TPM, Unified, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1         This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1         The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3         This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the conflicts of laws provisions thereof.

13.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5          It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of TPM personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of TPM. The execution and delivery of this Agreement have been authorized by the Trustees of TPM on behalf of the Acquiring Fund and signed by authorized officers of TPM, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in TPM’s Agreement and Declaration of Trust.

13.6          It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Unified personally, but shall bind only the trust property of the Acquired Fund, as provided in the Agreement and Declaration of Trust of Unified. The execution and delivery of this Agreement have been authorized by the Trustees of Unified on behalf of the Acquired Fund and signed by authorized officers of Unified, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in Unified’s Agreement and Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TRUST FOR PROFESSIONAL MANAGERS, on behalf of the Acquiring Fund

By:
Name: Joseph C. Neuberger
Title: President

UNIFIED SERIES TRUST, on behalf of the
Acquired Fund

By:
Name: Anthony J. Ghoston
Title: President

LEADER CAPITAL CORPORATION, with
respect to Paragraphs 6.6 and 9.1 only

By:
Name: John E. Lekas
Title: President

Schedule A

Shareholders of the Acquired Fund will receive shares of the corresponding Acquiring Fund

Unified Fund (Acquired Fund)	TPM Fund (Acquiring Fund)
Leader Short-Term Bond Fund	Leader Short-Term Bond Fund